UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:(303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 21, 2022, Simply Good Foods USA, Inc., a wholly owned, indirect subsidiary of The Simply Good Foods Company (the “Administrative Borrower”), entered into that certain Repricing Amendment (the “Amendment”) to the Credit Agreement, dated as of July 7, 2017, among Conyers Park Acquisition Corp., Atkins Intermediate Holdings, LLC, the Administrative Borrower, the other Borrowers party thereto and Barclays Bank PLC, as administrative agent thereunder, (as amended, supplemented or otherwise modified, the “Credit Agreement”).

The Amendment, among other things, (i) reduces the Applicable Rate applicable to the Initial Term Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement immediately prior to the effective date of the Amendment, (ii) resets the prepayment premium for the existing Initial Term Loans to apply to Repricing Transactions that occur within six months after the effective date of the Amendment, and (iii) implements “SOFR” (Secured Overnight Financing Rate) and related replacement provisions. Further, the Amendment modifies certain other provisions of the Credit Agreement to effect such other changes as are mutually agreed

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is hereby incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of its ongoing evaluation of the terms and conditions of benefit plans offered to all employees, effective January 20, 2022, the Board of Directors (the “Board”) of The Simply Good Foods Company (the “Company”) adopted certain amendments to and restated The Simply Good Foods Company Executive Severance Compensation Plan (the “Plan,” and as amended and restated, the “Amended and Restated Plan”). The Company’s chief executive officer, chief financial officer and its named executive officers, among other officers, are Participants (as defined in the Amended and Restated Plan) under the Plan and continue to be Participants under the Amended and Restated Plan. The Plan had not been amended since July 2018.

In the Amended and Restated Plan, the Board: (i) amended and restated the definition of Change in Control to align with the definition of that term contained in the Company’s 2017 Omnibus Incentive Plan; (ii) clarified the definition of Good Reason to address Participants who work remotely; (iii) removed the concept of a protected change in control; and (iv) clarified only confidentiality, non-competition, non-solicit, and similar covenants that are legally enforceable against a Participant will be required in any release under the Plan. The Amended and Restated Plan did not change the formula for determining any amounts that would be payable to any Participant as in effect since July 2018.

The foregoing description of the Amended and Restated Plan is qualified in its entirety to the full text of the Amended and Restated Plan which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference as if set forth in full.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 20, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) in virtual format only, via the internet, with no physical in-person meeting. At the Annual Meeting, stockholders present in person, including by means of remote communication, or represented by proxy voted on the matters described below. The final voting results of the matters submitted to a vote of the stockholders were as follows:

Proposal 1. Election of four Class I and three Class II director nominees to serve until the 2023 annual meeting of stockholders and thereafter until their successors are duly elected and qualified:

Name	For	Against	Abstain
Clayton C. Daley, Jr.	90,823,155	841,181	8,535
Nomi P. Ghez	90,430,571	1,233,764	8,536
Robert G. Montgomery	91,073,698	590,622	8,551
David W. Ritterbush	91,527,198	137,129	8,544
Joseph E. Scalzo	91,527,090	137,234	8,547
Joseph J. Schena	91,534,092	130,234	8,545
James D. White	89,184,622	2,479,702	8,547

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

For	Against	Abstain	Non-votes
93,000,509	38,942	8,581	0

Proposal 3. The advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Non-votes
72,696,201	18,914,402	62,268	1,375,161

Item 8.01. Other Events.

At a meeting of the Board of Directors following the Annual Meeting, the Board of Directors appointed the directors indicated below to serve on the Board of Directors’ committees:

Audit Committee

Clayton C. Daley, Jr.

Nomi P. Ghez

Joseph J. Schena (Chair)

Compensation Committee

Clayton C. Daley, Jr. (Chair)

Robert G. Montgomery

Brian K. Ratzan

David J. West

James D. White

Corporate Responsibility and Sustainability Committee

Michelle P. Goolsby (Chair)

Robert G. Montgomery

David K. Ritterbush

Nominating and Corporate Governance Committee

Nomi P. Ghez (Chair)

Michelle P. Goolsby

James M. Kilts

James D. White

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Repricing Amendment, dated as of January 21, 2022, by and among Atkins Intermediate Holdings, LLC, a Delaware limited liability company, Conyers Park Acquisition Corp., a Delaware corporation, Simply Good Foods USA, Inc., a New York corporation, Atkins Nutritionals Holdings, Inc., a Delaware corporation, Atkins Nutritionals Holdings II, Inc., a Delaware corporation, NCP-ATK Holdings, Inc., a Delaware corporation, the other guarantors party thereto, the financial institutions party thereto as Consenting Lenders and the Replacement Lender and Barclays Bank PLC, as administrative agent.
10.2	The Simply Good Foods Company Amended and Restated Executive Severance Compensation Plan (Effective January 20, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 25, 2022	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)